SUPPLEMENT DATED JANUARY 26, 2010

TO PROSPECTUSES DATED MAY 1, 2009
FOR SUN PRIME VARIABLE UNIVERSAL LIFE INSURANCE AND
SUN PRIME SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

This supplement contains information about the Van Kampen Life Investment Trust Comstock Portfolio, Universal Institutional Funds, Inc. - Equity and Income Portfolio and Universal Institutional Funds, Inc. - U.S. Mid Cap Value Portfolio.

On October 19, 2009, Morgan Stanley announced that it has reached a definitive agreement to sell most of its retail asset management business to Invesco Ltd. (“Invesco”). The transaction (“Transaction”) affects the part of the asset management business that advises funds, including the Van Kampen Life Investment Trust Comstock Portfolio, Universal Institutional Funds, Inc. - Equity and Income Portfolio, and Universal Institutional Funds, Inc. - U.S. Mid Cap Value Portfolio (the “Portfolios”). The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in mid-2010. Under the Investment Company Act of 1940, the closing of the Transaction will cause each Portfolio’s current investment advisory agreement to terminate.

In connection with the Transaction, the Board of Trustees of the Van Kampen Life Investment Trust and the Board of Directors of The Universal Institutional Funds, Inc. (the “Boards”) have approved, subject to shareholder approval, that the Portfolios be transitioned to the Invesco mutual fund platform by transferring the assets and liabilities of the Portfolios to newly formed funds (the “Acquiring Funds”) advised by an affiliate of Invesco that have substantially the same investment objectives, principal investment strategies and risks as the Portfolios (the “Reorganization”). The proposed Reorganization will be presented to shareholders of the Portfolios at a special meeting of shareholders anticipated to be held sometime during the second quarter of 2010. A proxy statement formally detailing the proposal and information concerning the Acquiring Funds is anticipated to be distributed to shareholders of the Portfolios during the first quarter of 2010.

If shareholders of the Portfolios approve the Reorganization and certain other conditions to closing of the Transaction are met, shareholders of the Portfolios will receive shares of the corresponding Acquiring Funds in exchange for their shares of the Portfolios. Upon completion of the proposed Reorganization, the Portfolios will dissolve pursuant to an Agreement and Plan or Reorganization adopted by the Boards.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Sun Prime VUL, Sun Prime Survivorship VUL 2010